UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2011

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

Vorstadt 40/42
8200 Schaffhausen
Switzerland
 (Address of principal executive offices)

Registrant’s telephone number, including area code:  +41 52 620 1401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

At the Annual General Meeting of the shareholders of Garmin Ltd. (“Garmin” or the “Company”)) on June 3, 2011, the shareholders approved the Garmin Ltd. 2011 Non-Employee Directors’ Equity Incentive Plan (the “2011 Plan”).  The description of certain material terms of the 2011 Plan set forth below is qualified in its entirety by reference to the specific provisions in the full text of such plan (see Exhibit 10.1).

General

The 2011 Plan provides for grants of nonqualified stock options, restricted shares, restricted stock units, bonus shares, stock appreciation rights, performance units and performance shares.

The objectives of the 2011 Plan are to strengthen Garmin’s non-employee Directors’ commitment to the success of Garmin, aligning their interests with those of Garmin’s shareholders, and to assist Garmin in attracting and retaining experienced and knowledgeable individuals to serve as non-employee Directors.

Eligibility

Any non-employee Director of Garmin will be eligible to receive awards under the 2011 Plan. As of June 3, 2011, there were four non-employee Directors who are eligible to receive awards under the 2011 Plan.

Administration

The 2011 Plan will be administered by the Board of Directors or the Compensation Committee of the Board of Directors (the “Committee”). The Board or Committee will select the eligible non-employee Directors to whom awards will be granted and will set the terms and conditions applicable to each award. The Board or Committee may delegate its authority under the 2011 Plan to officers of Garmin, subject to guidelines prescribed by the Board or Committee.

Shares Reserved for Awards

No new or additional shares will be authorized or available for issuance under the 2011 Plan.  Instead, the shares that are currently available for issuance under the 2000 Plan are available for issuance under the 2011 Plan.  As of June 3, 2011 there were 122,592 shares available for issuance under the 2000 Plan, all of which shares will be available for issuance under the 2011 Plan.  No new awards will be granted under the 2000 Plan. The shares issued under the 2011 Plan may be newly issued shares or treasury shares and to the extent that any shares subject to an award granted under the 2011 Plan or the 2000 Plan are forfeited or an award or any portion thereof otherwise terminates or is settled without the issuance of shares, then the shares subject to such award that were not so issued will again be available for distribution under the 2011 Plan. If a stock appreciation right award or a similar award based on the difference between the award's exercise price and fair market value at the time of exercise is exercised, only the number of shares issued, if any, will be considered delivered for the purpose of determining availability of shares for delivery under the 2011 Plan. The number of shares authorized for awards is subject to adjustment for changes in capitalization, reorganizations, mergers, stock splits, and other corporate transactions as the Board or the Committee determines to require an equitable adjustment.

The 2011 Plan will remain in effect until all the shares available have been used to pay awards, subject to the right of the Board to amend or terminate the 2011 Plan at any time.

General Terms of Awards

The Board or the Committee will select the Director(s) eligible to receive awards under the 2011 Plan and set the term of each award, which may not be more than 10 years.  The Board or the Committee has the power to determine the terms of the awards granted, including the number of shares subject to each award, the form of consideration payable upon exercise, and all other matters.

The exercise price of an option and the strike price of a stock appreciation right must be at least the fair market value of a share as of the grant date.  The Board or the Committee will also set the vesting conditions of the award. Awards granted under the 2011 Plan are not generally transferable by the director except in the event of the director's death or unless otherwise required by law or provided in an award agreement. An award agreement may provide for the transfer of an award in limited circumstances to certain members of the director's family or a trust or trusts established for the benefit of such a family member. Any such transfer, if permitted under the award agreement, cannot be for consideration, other than nominal consideration.

Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Board or the Committee.  The number and type of awards that will be granted under the 2011 Plan are not determinable as the Board or Compensation Committee will make these determinations in its sole discretion.

Performance Awards

Performance Unit and Performance Share awards may be granted under the 2011 Plan. Such awards will be earned only if performance goals established by or under the direction of the Board or Committee are met.  The specific performance goals will be, on an absolute or relative basis, established based on one or more of the following business criteria for Garmin on a segregated or consolidated basis or for one or more of Garmin’s subsidiaries, segments, divisions, or business units as selected by the Board or the Committee:

(i)	Earnings (either in the aggregate or on a per-share basis);

(ii)	Operating profit (either in the aggregate or on a per-share basis);

(iii)	Operating income (either in the aggregate or on a per-share basis);

(iv)	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-share basis);

(v)	Net income or loss (either in the aggregate or on a per-share basis);

(vi)	Ratio of debt to debt plus equity;

(vii)	Net borrowing;

(viii)	Credit quality or debt ratings;

(ix)	Inventory levels, inventory turn or shrinkage;

(x)	Cash flow provided by operations (either in the aggregate or on a per-share basis);

(xi)	Free cash flow (either in the aggregate or on a per-share basis);

(xii)	Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;

(xiii)	Operating and maintenance cost management and employee productivity;

(xiv)	Gross margin;

(xv)	Return measures (including return on assets, equity, or sales);

(xvi)	Productivity increases;

(xvii)
Share price (including attainment of a specified per-share price during the    relevant performance period; growth measures and total shareholder return or attainment by the shares of a specified price for a specified period of time);

(xviii)	Where applicable, growth or rate of growth of any of the above business criteria;

(xix)
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(xx)	Achievement of business or operational goals such as market share and/or business development; and/or

(xxi)	Accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions.

The applicable business criteria may be applied on a pre- or post-tax basis.  The Board or the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. As established by the Board or the Committee, the business criteria may include, without limitation, GAAP and non-GAAP financial measures.

Restricted Stock Units

Restricted Stock Units ("RSUs") may be granted to eligible directors, subject to the terms and restrictions that the Board or the Committee may impose.  The restrictions may be based on the passage of time, the achievement of specific performance goals, or the passage of time following the achievement of specific performance goals or the occurrence of a specified event. RSUs are subject to a minimum two-year vesting schedule. RSUs entitle the holder to receive an amount of shares equal to the number of shares underlying the RSUs on the date that any restrictions applicable to an award of RSUs have lapsed.

Restricted Shares and Bonus Shares

Restricted shares may also be awarded. The restricted shares will vest and become transferable upon the satisfaction of conditions set forth in the respective restricted share award agreement. Restricted share awards may be forfeited if, for example, the recipient's directorship terminates before the award vests. Restricted shares are subject to a minimum two-year vesting schedule. The Board or Committee may also grant shares to eligible non-employee Directors from time-to-time as a bonus, which will be issued without restrictions.

Stock Options

The 2011 Plan permits the grants of nonqualified stock options to eligible Directors. The exercise price for any stock option will not be less than the fair market value of a share on the date of grant. No stock option may be exercised more than ten years after the date of grant.  Unless otherwise determined by the Committee, stock options may be exercised by payment in cash or tendering shares to Garmin in full or partial payment of the exercise price, or by a "net exercise" arrangement under which the number of shares to be delivered upon exercise will be reduced by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights

Stock Appreciation Rights (“SARs”) may be granted either singly (freestanding SARs) or in combination with underlying stock options (tandem SARs). SARs entitle the holder upon exercise to receive an amount in shares equal in value to the excess of the fair market value of the shares covered by such right over the grant price. The grant price for SARs will not be less than the fair market value of the shares on the SARs’ date of grant. The payment upon a SAR exercise shall be solely in whole shares of equivalent value. Fractional shares will be rounded down to the nearest whole share with no cash consideration paid.

Change of Control

In connection with a Change of Control (as defined in the 2011 Plan), separation, spin-off, sale of a material portion of our assets or a "going-private" transaction, the Board or the Committee, or the board of directors of any corporation assuming our obligations, has the power to prescribe and amend the terms and conditions for the exercise, or modification of any outstanding awards in the manner as agreed to by the Board in the definitive agreement relating to the transaction.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 3, 2011, Garmin held its annual general meeting of shareholders.  At the annual general meeting, the shareholders appointed Clifton A. Pemble as Chairman of the meeting and: (i) approved Garmin’s 2010 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 25, 2010 and the statutory financial statements of Garmin for the fiscal year ended December 25, 2010 and acknowledged the Auditor’s Report; (ii) discharged the members of the Company’s Board of Directors and its executive officers from liability for the fiscal year ended December 25, 2010; (iii) elected Donald H. Eller and Clifton A. Pemble to serve as Class II directors of the Company, for a term of three years expiring at the 2014 annual general meeting of shareholders; (iv) ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011 and re-elected Ernst & Young Ltd. as Garmin’s statutory auditor for the fiscal year ending December 31, 2011; (v) approved the appropriation of available earnings and the payment of a cash dividend in the aggregate amount of $2.00 per share out of Garmin’s general reserve from capital contribution in four installments; (vi) approved the Garmin Ltd. 2011 Non-Employee Directors’ Equity Incentive Plan (as described in Item 1.01 above); (vii) approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2011 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission; and (viii) approved an advisory resolution providing that the advisory vote on the compensation of Garmin’s named executive officers should occur once every year.

The tabulation of votes with respect to the election of directors was as follows:

	For	Withheld	Abstentions1
Donald H. Eller	122,449.192	1,412,362	51,957075
Clifton A. Pemble	123,492,037	369,517	51,957,075

Shareholders also approved the appointment of Clifton A. Pemble as the Chairman of the annual general meeting. The tabulation of votes on this matter was as follows: 175,818,629 votes for; 0 votes against; and 0 abstentions.

The shareholders approved the Company’s 2010 Annual Report, including the consolidated financial statements for the fiscal year ended December 25, 2010 and the statutory financial statements for the fiscal year ended December 25, 2010, and acknowledged the Auditor’s Report.  The tabulation of votes on this matter was as follows: 175,045,957 votes for; 299,264 votes against; and 473,408 abstentions.

The shareholders discharged the members of the Company’s Board of Directors and its executive officers from liability for the fiscal year ended December 25, 2010. The tabulation of votes on this matter was as follows: 162,032,922 votes for; 2,435,647 votes against; and 11,350,060 abstentions.

Shareholders ratified the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011 and elected Ernst & Young Ltd. as the Company’s statutory auditor for the fiscal year ending December 31, 2011. The tabulation of votes on this matter was as follows: 175,125,192 votes for; 582,897 votes against; and 110,540 abstentions.

Shareholders approved the appropriation of available earnings and the payment of a cash dividend in the aggregate amount of $2.00 per share out of the Company’s general reserve from capital contribution in four installments.  The tabulation of votes on this matter was as follows: 175,350,084 votes for; 246,711 votes against; and 221,834 abstentions.

Shareholders approved the Garmin Ltd. 2011 Non-Employee Directors’ Equity Incentive Plan.  The tabulation of votes on this matter was as follows: 114,194,492 votes for; 9,520,063 votes against; and 52,104,074 abstentions.

Shareholders approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2011 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission.  The tabulation of votes on this matter was as follows: 122,772,984 votes for; 817,502 votes against; and 52,228,143 abstentions.

1 Under Swiss law broker non-votes are treated the same as abstentions.  For this reason the numbers of broker non-votes on the matters submitted to the shareholders at the annual general meeting are included with abstentions and are not stated separately in this Item 5.07.

The tabulation of the advisory voting on the frequency with which the Company’s shareholders wish to hold the advisory vote on the compensation of the Company's Named Executive Officers as disclosed in Garmin’s proxy statement for the 2011 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission was as follows: 113,705,656 votes for annual frequency: 281,239 votes for two year frequency; 9,716,229 votes for three year frequency: and 52,115,505 abstentions.

As disclosed in the Company’s proxy statement for the 2011 annual general meeting of shareholders, the Company intends to conduct an annual advisory vote on the Compensation of the Company's Named Executive Officers.

Item 8.01.  Other Events

Filed herewith as Exhibit 10.2 is the form of Restricted Stock Unit Award Agreement to be used by Garmin for grants of Restricted Stock Unit Awards to non-employee Directors pursuant to the Plan.

On June 3, 2011, the Company issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that its Board of Directors has declared a cash dividend in the amount of $2.00 per share out of the Company’s general reserve from capital contribution payable in four installments as follows: $0.80 on June 30, 2011 to shareholders of record on June 15, 2011, $0.40 on September 30, 2011 to shareholders of record on September 15, 2011, $0.40 on December 30, 2011 to shareholders of record on December 15, 2011 and $0.40 on March 30, 2012 to shareholders of record on March 15, 2012.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description

10.1	Garmin Ltd. 2011 Non-Employee Directors’ Equity Incentive Plan (incorporated by reference to Schedule 1 to Garmin’s Definitive Proxy Statement filed on Schedule 14A on April 21, 2011)

10.2	Form of Restricted Stock Unit Award Agreement pursuant to the Garmin Ltd. 2011 Non-Employee Directors’ Equity Incentive Plan

99.1	Press Release dated June 3, 2011 (furnished pursuant to Item 8.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 6, 2011	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Garmin Ltd. 2011 Non-Employee Directors’ Equity Incentive Plan (incorporated by reference to Schedule 1 to Garmin’s Definitive Proxy Statement filed on Schedule 14A on April 21, 2011)

10.2	Form of Restricted Stock Unit Award Agreement pursuant to the Garmin Ltd. 2011 Non-Employee Directors’ Equity Incentive Plan

99.1	Press Release dated June 3, 2011 (furnished pursuant to Item 8.01)